SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 24, 2002

RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC. (as company under a Pooling and Servicing Agreement, dated as of September 1, 2002, providing for, inter alia, the issuance of Mortgage Pass-Through Certificates, Series 2002-S12)

                 Residential Funding Mortgage Securities I, Inc.
             (Exact name of registrant as specified in its charter)


          DELAWARE                  333-82332                   75-2006294
(State or Other Jurisdiction       (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Idenfication No.)


                           8400 Normandale Lake Blvd.
                                   Suite 250
                          Minneapolis, Minnesota 55437
                        (Address of Principal (Zip Code)
                               Executive Offices)

     Registrant's telephone number, including area code, is (952) 857-7000

                                       -2-
Item 5. Other Events.

               The consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and the consolidated financial statements of MBIA
        Insurance Corporation and Subsidiaries as of December 31, 2001 and December 31, 2000 and for each of the three years in the period ending December 31, 2001, are hereby incorporated by reference in this Current Report on Form 8-K and shall be deemed to be a part hereof.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (a)       Financial Statements.
                  Not applicable.

        (b)       Pro Forma Financial Information.
                  Not applicable.

(c)        Exhibits


                          ITEM 601(A) OF REGULATION S-K
  EXHIBIT NO.             EXHIBIT NO.              DESCRIPTION

1                            23     Consent of PricewaterhouseCoopers LLP,
                                    independent auditors of MBIA Insurance
                                    Corporation with respect to the
                                    Residential Funding Mortgage Securities I,
                                    Inc., Mortgage Pass-Through Certificates,
                                    Series 2002-S12.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                   RESIDENTIAL FUNDING MORTGAGE
                                                   SECURITIES I, INC.

                                                   By     /s/ Julie Malanoski
                                                   Name:  Julie Malanoski
                                                   Title: Vice President

Dated: September 24, 2002

                                      EXHIBIT INDEX

                         Item 601 (a) of       Sequentially Exhibit
 Regulation S-K          Numbered
Number                   Exhibit No.           Description                 Page

   1                        23                Accountant's Consent          5

                                    EXHIBIT 1



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus Supplement of Residential Funding Mortgage Securities I Inc., relating to Mortgage Pass-Through Certificates, Series 2002-S12 comprising part of the Registration Statement (No. 333-82332) of Residential Funding Mortgage Securities I, Inc., of our reports, dated February 1, 2002, each of which is included or incorporated by reference in MBIA Inc.'s Annual Report on Form 10-K for the year ended
December 31, 2001, relating to our audits of: the consolidated financial statements of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; the consolidated financial statement schedules of MBIA Inc. and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001; and, the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 2001 and 2000 and for each of the three years in the period ended December 31, 2001. We also consent to the reference to our firm under the caption "Experts" in the Prospectus Supplement.



                                             /s/ PricewaterhouseCoopers LLP
                                             PricewaterhouseCoopers LLP
Dated: September 24, 2002